Exhibit 99.1

IMPROVING QUALITY OF LIFE.

SELECT MEDICAL **BUSINESSES**

TOGETHER WITH ITS PARTNERS, SELECT MEDICAL OWNS AND/OR OPERATES MULTIPLE BUSINESSES ACROSS THE UNITED STATES. SERVICE LINES INCLUDE:

LONG TERM ACUTE CARE HOSPITALS

Select Medical operates 110 specialty hospitals known as long-term acute care hospitals. Approximately two-thirds of these facilities are hospitals-within-hospitals (HIHs). The remaining hospitals are freestanding facilities. Each of these hospitals offer a specialized environment to care for many of the most vulnerable and medically complex patients, the chronic critically ill.

Select Specialty Hospital
Regency Hospital

Let hope thrive™

OUTPATIENT REHABILITATION CLINICS

Select Medical's outpatient division operates nearly 1,000 clinics. These clinics offer a wide range of services, including physical therapy and hand/occupational therapy, sports rehabilitation, work injury prevention and management. Select Medical empowers its therapists by providing an industry-leading library of clinical education opportunities.

NovaCare Rehabilitation
Select Physical Therapy
First Choice Rehabilitation Specialists
Kessler Rehabilitation Center
KORT - Kentucky Orthopedic Rehab Team
Saco Bay Physical Therapy

SELECT MEDICAL ALSO PARTNERS WITH OTHER LEADING HEALTH CARE SYSTEMS TO OPERATE:

SSM Physical Therapy
Baylor Institute for Rehabilitation, Outpatient Services

The Power of Physical Therapy™

INPATIENT REHABILITATION FACILITIES

Through its inpatient rehabilitation division, Select Medical owns and/or operates 12 hospitals under five brands.

Kessler Institute For Rehabilitation
West Gables Rehabilitation Hospital

SELECT MEDICAL ALSO PARTNERS WITH OTHER LEADING HEALTH CARE SYSTEMS TO OPERATE:

SSM Rehabilitation Hospital
Baylor Institute for Rehabilitation
Penn State Hershey Rehabilitation Hospital

Stronger Together

CONTRACT THERAPY

Through its contract therapy business, Select Medical provides physical, occupational and speech-language therapy services to skilled nursing facilities, assisted living and senior care centers, schools, pediatric centers, acute care hospitals, worksites and private homes.

Select Medical Rehabilitation Services
Metro Therapy

SELECT MEDICAL ALSO PARTNERS WITH OTHER LEADING HEALTH CARE SYSTEMS TO OPERATE:

SSM Homeward Bound

Extraordinary Relationships
Extraordinary Outcomes

AK HI WA MT ID WY ND SD MN WI MI NY VT ME NH MA CT PA OH IN IL IA NE MO KS CO UT NV CA AZ NM TX OK AR LA MS AL GA SC NC VA MD DE DC WV TN KY FL NJ RI OR 3 1 1 2 1 2 2 2 2 11 22 6 2 14 67 17 3 4 1 71 159 23 2 1 9 45 3 8 4 14 2 5 7 6 13 17 2 84 20 14 25 40 59 1 3 25 14 34 10 42 21 59 13 22 112 12 4 9 2 23 1 141 38 101 5 2 1 1 3 3 3 3 3 3 11 15 5 5 5 5 9 2 3 9 2 1 1 1 1 2 9 1 1 1 1 4 1 (AS OF DECEMBER 31, 2012) LONG TERM ACUTE CARE HOSPITALS CONTRACT THERAPY LOCATIONS OUTPATIENT REHABILITATION CLINICS INPATIENT REHABILITATION HOSPITALS OUR NATIONAL FOOTPRINT

At Select Medical, we improve quality of life. We do this in many ways and beyond the obvious. every day, our team is united by a common quest: to offer the highest quality in patient care that achieves a positive outcome for those who entrust us with their healing and recovery. We do this with both compassion and empathy. our 30,000 colleagues also strive to create positive differences for patient families, fellow teammates, and for the members of the countless communities where we live and work. Simply put, we do this by giving back. the Select Medical team gives back in many ways. Whether it’s through our expertise and encouragement, energy and enthusiasm, or a sincere desire to help another in great need, we are an organization of giving individuals. 2012 was a good year for giving back too. We ended the year by paying out a special cash dividend of approximately $211 million. this dividend allowed us to return capital to stockholders while maintaining capacity to pursue investment and acquisition opportunities. our partners also benefited from how we gave back in 2012. at the start of each joint venture, we go to great lengths to articulate our commitment to a collaborative partnership. We tell them together we can be stronger, and we mean it! our approach to partnership pays off with investments and enhancements in the communities we serve. for example, in January 2012 the joint venture between Select Medical and SSM Health care in St. Louis (established in december 2009) opened a newly constructed, state-of-the-science 60-bed SSM rehabilitation Hospital in Bridgeton, Missouri. after nearly a year of partnering with Baylor Health care, our joint venture achieved another important milestone in 2012. With the addition of two more hospitals, our Baylor institute for rehabilitation earned the distinction of becoming the single largest rehabilitation network in North texas. it now offers patients a total of four rehabilitation hospitals and – with the addition of nine clinics in 2012 – more than 40 outpatient clinics throughout the dallas/ft. Worth area. and in central Pennsylvania, Penn State Hershey rehabilitation Hospital has become a significant regional destination for patients recovering from serious and complex medical conditions. Plans are now underway for a substantial expansion of the hospital to accommodate growing demand. our outpatient division also expanded into new markets in 2012, integrating first choice rehabilitation Specialists in Pennsylvania and acquiring Multi-center Physical therapy in Minnesota and Saco Bay Performance in Maine. the outpatient division ended the year with a total of 979 clinics. the division’s contract therapy business also grew, increasing revenue by more than $20 million over 2011. the Select Medical team also gives back to the local communities in which we live and work. in 2012, we launched our first national campaign across the company to raise funds for the american Heart association. in addition, we actively supported numerous other worthy organizations – including alex’s Lemonade Stand foundation, american cancer Society, american Lung association, american red cross, the amputee coalition of america, Big Brothers Big Sisters, christopher and dana reeve foundation, easter Seals Society, Goodwill industries, Habitat for Humanity, Junior achievement and many more. after the devastating destruction wreaked by Hurricane Sandy, our employees rallied to help colleagues adversely affected by the storm. Many of these good deeds were profiled in Select Medical’s inaugural Quality and corporate Social responsibility report published in the fall of 2012. DEAR SHAREHOLDERS SSM Rehabilitation Hospital, Bridgeton AT SELECT MEDICAL, WE ARE ALL ABOUT IMPROVING QUALITY OF LIFE.

. We also give back by paying attention to the small details that can make a lasting impression on patients and their families. in 2012, we made significant progress on delivering an even better patient experience. and by expanding the effort to include other audiences such as our own employees – Select Medical began to raise the bar even higher. By the end of 2012, hundreds of people at the local leadership level were involved in this transformative effort. each division helped us develop a comprehensive model for this called. Although a full rollout is not planned until the second quarter of 2013, several core elements are already in place. for example, our long-term acute care hospitals now use a transformative program on how we personally interact and connect with patients. each week on our company intranet, we shine the spotlight on a different employee who truly works the Select Medical Way. Looking ahead, our priority is to be nimble and smart to spot and act on the right opportunities. We will also build our position as one of the leaders in patient safety and quality. in May 2013 we plan to host the first National Summit on Patient Safety and Quality devoted to medical rehabilitation hospitals. We will use this summit to convene health care executives, academics, risk managers, quality leaders and policymakers to advance safety and quality in our nation’s rehabilitation hospitals. Whether you invest your time or your resources with us, it all adds up to sustaining a Select Medical reputation already known for providing a solid return. although much was accomplished in 2012, we always are proudest of the profound difference we make in the lives of others. When we see a ventilator-dependent patient finally breathe again on his own, or an injured patient re-join her children for a jog once more, or an athlete reach the most strenuous of goals thanks to our sports medicine programs, we know we were part of giving back in the most meaningful way possible. Thank you for your trust and confidence in Select Medical. Robert A. Ortenzio chief executive officer Rocco A. Ortenzio executive chairman

(In thousands, except per share data) 2012 2011 2010 2009 2008 FOR THE YEARS ENDED Net operating revenue $ 2,948,969 $ 2,804,507 $ 2,390,290 $ 2,239,871 $ 2,153,362 Income from operations 336,859 310,719 236,137 235,838 196,408 Net income attributable to Select Medical Holdings Corporation 148,230 107,846 77,644 75,282 22,441 Income (loss) per common share, fully diluted 1.05 0.71 0.48 0.61 (0.04) Cash flow from operations 298,682 217,128 144,537 165,639 107,438 SEGMENT INFORMATION Net operating revenue Specialty hospitals $ 2,197,529 $ 2,095,519 $ 1,702,165 $ 1,557,821 $ 1,488,412 Outpatient rehabilitation 751,317 708,867 688,017 681,892 664,760 All other 123 121 108 158 190 TOTAL NET OPERATING REVENUE $ 2,948,969 $ 2,804,507 $ 2,390,290 $ 2,239,871 $ 2,153,362 Adjusted EBITDA(1) Specialty hospitals $ 381,354 $ 362,334 $ 284,558 $ 290,370 $ 236,388 Outpatient rehabilitation 87,024 83,864 83,772 89,072 77,279 All other (62,531) (60,237) (61,251) (49,215) (43,380) TOTAL ADJUSTED EbITDA $ 405,847 $ 385,961 $ 307,079 $ 330,227 $ 270,287 BALANCE SHEET SNAPSHOT AT YEAR END Cash and equivalents $ 40,144 $ 12,043 $ 4,365 $ 83,680 $ 64,260 Working capital (deficit) 65,200 99,472 (70,232) 156,685 118,370 Total assets 2,761,361 2,772,147 2,722,086 2,588,146 2,579,469 Total debt 1,470,243 1,396,798 1,430,769 1,405,571 1,779,925 Stockholders’ equity (deficit) 717,048 819,679 780,947 735,930 (174,204) We define adjusted eBitda as net income before interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, equity in earnings (losses) of unconsolidated subsidiaries, other income (expense), and long-term incentive compensation. adjusted eBitda is used by management to evaluate financial performance and determine resource allocation for each of our operating units. (1) FINANCIAL HIGHLIGHTS SELECT MEDICAL HOLDINGS CORPORATION THROUGH ACQUISITIONS AND BUSINESS DEVELOPMENT, SELECT MEDICAL HAS HAD A STRONG TRACK RECORD OF GROWTH 1998 1997 1996 Founded NovaCare Rehabilitation ATH and Intensiva Significant Acquisitions / Joint Ventures Kessler Institute for Rehabilitation SemperCare Baylor Institute for Rehabilitation JV Regency Hospital Company SSM Rehabilitation JV Healthsouth Outpatient Division Penn State Hershey Rehabilitation JV 2000 1999 2001 2002 2003 2005 2004 2006 2007 2008 2010 2009 2011 $11 $131 $430 $774 $922 $1,087 $1,342 $1,602 $1,858 $1,851 $1,992 $2,153 $2,240 $2,390 $2,805 $2,949 2012 1,000 2,000 3,000 4,000 NET OPERATING REVENUES (IN MILLIONS)

BOARD OF DIRECTORS

Rocco A. Ortenzio
Co-Founder & Executive Chairman
Select Medical Holdings Corporation

Robert A. Ortenzio
Co-Founder & Chief Executive Officer
Select Medical Holdings Corporation

Russell L. Carson
Co-Founder & General Partner
Welsh, Carson, Anderson & Stowe

Bryan C. Cressey
Founder & Partner
Cressey & Company

James E. Dalton, Jr.
Retired CEO
Quorum Health Group, Inc.

James S. Ely III
Founder & Chief Executive Officer
Priority Capital Management, LLC

William H. Frist, M.D.
Former Majority Leader of the United States Senate
Partner, Cressey & Company

Thomas A. Scully
General Partner
Welsh, Carson, Anderson & Stowe

Leopold Swergold
Managing Member
Anvers Management Company, LLC

EXECUTIVE OFFICERS

Rocco A. Ortenzio
Executive Chairman

Robert A. Ortenzio
Chief Executive Officer

Patricia A. Rice
President

David S. Chernow
President
& Chief Administrative Officer

Martin F. Jackson
Executive Vice President
& Chief Financial Officer

John A. Saich
Executive Vice President
& Chief Human Resources Officer

James J. Talalai
Executive Vice President
& Chief Operating Officer

Michael E. Tarvin
Executive Vice President
& General Counsel & Secretary

Scott A. Romberger
Senior Vice President, Controller
& Chief Accounting Officer

Robert G. Breighner Jr.
Vice President, Compliance and Audit Services
& Corporate Compliance Officer

CORPORATE INFORMATION

Corporate Headquarters
Select Medical Holdings Corporation
4714 Gettysburg Road
Mechanicsburg, PA 17055
717.972.1100

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLC
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Shareholder Inquiries
Joel T. Veit
Senior Vice President & Treasurer
4714 Gettysburg Road
Mechanicsburg, PA 17055
717.972.1100 | ir@selectmedical.com

Stock Exchange
NYSE
Symbol: SEM

Internet Address
selectmedicalholdings.com

Register & Stock Transfer Agent
Shareholder correspondence should be mailed to:
Computershare
P.O. Box 43006
Providence, RI 02940-3006

Overnight correspondence should be mailed to:
Computershare
250 Royall Street
Canton, MA 02021

4714 GETTYSBURG ROAD, MECHANICSBURG, PA 17055 Learn more at >> selectmedicalholdings.com